                                                                     EXHIBIT 4.1

              SPECIMEN STOCK CERTIFICATE REPRESENTING COMMON STOCK

 NUMBER                                                                   SHARES
ZQ 00000                                                                  5,620
--------                                                                  ------

                                                                 COMMON STOCK

                           WSB FINANCIAL GROUP, INC.           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                                               CUSIP 92933E 10 8

THIS CERTIFIES THAT

                           MR. SAMPLE & MRS. SAMPLE &
                            MR. SAMPLE & MRS. SAMPLE

IS THE RECORD HOLDER OF      *** FIVE THOUSAND SIX
                             HUNDRED AND TWENTY ***

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK. $1.00 PAR VALUE OF

                           WSB FINANCIAL GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registar.

      WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:




[WSB SEAL]

        ----------------------------------
        PRESIDENT, CHIEF EXECUTIVE OFFICER


        --------------------------------
        CORPORATE SECRETARY



DATED: [Month Day, Year]

COUNTERSIGNED AND REGISTERED:
TRANSFER ONLINE, INC.,
TRANSFER AGENT AND REGISTRAR

By:
    -------------------------
    Authorized Signature
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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF ??? MIN ACT      Custodian
                                                          ------         -------
TEN ENT - as tenants by the ???                           (Cust)         (Minor)
JT TEN - as joint tenants with rights of                  Under Uniform ??? to
         survivorship and not as tenants                  Minors Act
         in common                                                   -----------
                                                                       (State)


     Additional authorizations may also be used though not in the above list.

For value received              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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----------------------------------------------------------------------- shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------- Attorney
to transfer the sold stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated
      -----------------

                                ------------------------------------------------
                        NOTICE: The signature to this agreement must correspond
                                with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

By:
   -------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, BANK EMPLOYEES, SAVINGS AND
LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.